HELEN OF TROY ANNOUNCES CEO LEADERSHIP CHANGE El Paso, Texas, May 2, 2025 — Helen of Troy Limited (NASDAQ: HELE), designer, developer, and worldwide marketer of branded consumer home, outdoor, beauty, and wellness products, today announced a change to its leadership. Noel Geoffroy is departing from Helen of Troy Limited (“Company”) as Chief Executive Officer, effective immediately. In connection with her departure, Ms. Geoffroy resigned as a director of the Company, also effective immediately. Brian Grass, Chief Financial Officer, has been appointed interim Chief Executive Officer by the Board of Directors. Additionally, the Board of Directors has appointed Tracy Schuerman as its interim Chief Financial Officer. Ms. Schuerman previously served as the Company’s Senior Vice President, Finance for the Home & Outdoor segment. Mr. Meeker stated, “The Board thanks Ms. Geoffroy for her service and looks forward to partnering with Mr. Grass and our talented global leadership team to improve the long-term health of our brands and position the Company for sustained shareholder value creation. As we work to identify the Company’s next CEO, our priority will be selecting a leader who closely aligns with the Board’s strong belief that this Company has tremendous growth potential.” “I’m honored to be named the interim CEO of Helen of Troy, the Company that I’ve been privileged to serve for almost two decades,” said Mr. Grass. “I am committed to working closely with the Board, our leadership team, and our talented associates to capitalize on the opportunities we see in front of us and enable our powerful portfolio of global brands to more profitably grow in the year ahead and well into the future. Like the Board, I strongly believe in Helen of Troy’s tremendous potential for sustainable growth and long-term shareholder value creation.” Helen of Troy’s Board has engaged a leading executive search firm to assist with the process of identifying a permanent CEO. Mr. Grass is expected to serve as our interim Chief Executive Officer until a permanent CEO is appointed. About Brian Grass Prior to his appointment as interim CEO, Mr. Grass, age 55, has served as Chief Financial Officer since September 23, 2023. He joined the Company in 2006 and previously served as Chief Financial Officer from 2014 until his retirement in 2021. Mr. Grass rejoined the Company in March 2023 to serve as Senior Vice President, Assistant Chief Financial Officer and began to serve as interim Chief Financial Officer on April 28, 2023. Prior to his appointment as the Chief Financial Officer in 2014, he served as the Company’s Assistant Chief Financial Officer. Prior to joining the Company, Mr. Grass spent seven years in public accounting at KPMG LLP and six years in various financial leadership roles at Tenet Healthcare Corporation, a healthcare services company. Exhibit 99.1

About Tracy Scheuerman Tracy Scheuerman, age 53, joined the Company in March 2004 through its acquisition of OXO International (“OXO”), where she served as Controller for three years prior to the acquisition. OXO comprised the former Housewares segment of the Company before it was renamed Home & Outdoor in 2023. Ms. Scheuerman continued to serve as Controller of OXO until her promotion in 2008 to Vice President, Finance & Supply Chain of the Housewares segment. In 2015, Ms. Scheuerman was appointed Senior Vice President, Finance & Operations of the Housewares segment and served until her retirement in 2024. In this role, she has led the financial and operational management of the OXO, Hydro Flask, and Osprey brands. After her retirement, she worked as a consultant with the Company until her appointment as interim CFO. Prior to joining OXO, Ms. Scheuerman spent two years in public accounting with KPMG LLP and six years in internal audit and finance roles at Borden Inc., a global producer of foods, non-food consumer products, and packaging and industrial products. About Helen of Troy Limited Helen of Troy Limited (NASDAQ: HELE) is a leading global consumer products company offering creative products and solutions for its customers through a diversified portfolio of well-recognized and widely-trusted brands, including OXO, Hydro Flask, Osprey, Vicks, Braun, Honeywell, PUR, Hot Tools, Drybar, Curlsmith, Revlon, and Olive & June. All trademarks herein belong to Helen of Troy Limited (or its subsidiaries) and/or are used under license from their respective licensors. For more information about Helen of Troy, please visit http://investor.helenoftroy.com/ Forward-Looking Statements Certain written and oral statements made by the Company and subsidiaries of the Company may constitute “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. This includes statements made in this press release, in other filings with the SEC, and in certain other oral and written presentations. Generally, the words “anticipates”, “assumes”, “believes”, “expects”, “plans”, “may”, “will”, “might”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, “forecasts”, “targets”, “reflects”, “could”, and other similar words identify forward-looking statements. All statements that address operating results, events or developments that the Company expects or anticipates may occur in the future, including statements related to sales, expenses, including cost reduction measures, EPS results, and statements expressing general expectations about future operating results, are forward- looking statements and are based upon its current expectations and various assumptions. The Company currently believes there is a reasonable basis for these expectations and assumptions, but there can be no assurance that the Company will realize these expectations or that these assumptions will prove correct. Forward-looking statements are only as of the date they are made and are subject to risks, many of which are beyond our control, that could cause them to differ materially from actual results. Accordingly, the Company cautions readers not to place undue reliance on forward-looking statements. The forward-looking statements contained in this press release should be read in conjunction with, and are subject to and qualified by, the risks described in the Company's Form 10-K for the year ended February 28, 2025, and in the Company's other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the geographic concentration of certain United States (“U.S.”) distribution facilities which increases its risk to disruptions that could affect the Company's ability to deliver products in a timely manner, the occurrence of cyber incidents or failure by the Company or its third-party service providers to maintain cybersecurity and the integrity of confidential internal or customer data, a cybersecurity breach, obsolescence or interruptions in the operation of the Company's central global Enterprise Resource Planning systems and other peripheral information systems, the Company's ability to develop and introduce a continuing stream of innovative new products to meet changing consumer preferences, actions taken by large customers that may adversely affect the Company's gross profit and operating results, the Company's dependence on sales to several large customers and the risks associated with any loss of, or substantial decline in, sales to top customers, the Company's dependence on third-party manufacturers, most of which are located in Asia, and any inability to obtain products from such manufacturers or diversify production to other regions or source the same product in multiple regions or implement potential tariff mitigation plans, the Company's ability to deliver products to its customers in a timely manner and according to their fulfillment standards, the risks associated with trade barriers, exchange controls, expropriations, and other risks associated with domestic and foreign operations including uncertainty and business interruptions resulting from political changes and events in the U.S. and abroad, and volatility in the global credit and financial markets and economy, the Company's dependence on the strength of retail economies and vulnerabilities to any prolonged economic downturn, including a downturn from the effects of macroeconomic conditions, any public health crises or similar conditions, risks associated with weather conditions, the duration and severity of the cold and flu season and other related factors, the Company's reliance on its Chief Executive Officer and a limited number of other key senior officers to operate its business, risks associated with the use of licensed trademarks from or to third parties, the Company's ability to execute and realize expected synergies from strategic business initiatives such as acquisitions, including Olive & June, divestitures and global restructuring plans, including Project Pegasus, the risks of significant tariffs or other restrictions continuing to be placed on imports from China, Mexico or Vietnam, including by the new U.S. presidential administration which has promoted and implemented plans to raise tariffs and pursue other trade policies intended to restrict imports, or any retaliatory trade measures taken by China, Mexico or Vietnam, the risks of potential changes in laws and regulations, including environmental, employment and health and safety and tax laws, and the costs and complexities of compliance with such laws, the risks associated with increased focus and expectations on climate change and other sustainability matters, the risks associated with significant changes in or the Company's compliance with regulations, interpretations or product certification requirements, the risks associated with global legal developments regarding privacy and data security that could result in changes to its business practices, penalties, increased cost of operations, or otherwise harm the business, the Company's dependence on whether it is classified as a “controlled foreign corporation” for U.S. federal income tax purposes which impacts the tax treatment of its non-U.S. income, the risks associated with legislation enacted in Bermuda and Barbados in response to the European Union's review of harmful tax competition and additional focus on compliance with economic substance requirements by Bermuda and Barbados, the risks associated with accounting for tax positions and the resolution of tax disputes, the risks associated with product recalls, product liability and other claims against the Company, and associated financial risks including but not limited to, increased costs of raw materials, energy and transportation, significant additional impairment of the Company's goodwill, indefinite-lived and definite-lived intangible assets or other long-lived assets, risks associated with foreign currency exchange rate fluctuations, the risks to the Company's liquidity or cost of capital which may be materially adversely affected by constraints or changes in the capital and credit markets, interest rates and limitations under its financing arrangements, and projections of product demand, sales and net income, which are highly subjective in nature, and from which future sales and net income could vary by a material amount. The Company undertakes no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. Investor Contact: Helen of Troy Limited Anne Rakunas, Director, External Communications (915) 225-4841 ICR, Inc. Allison Malkin, Partner (203) 682-8200